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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
Albany Molecular Research, Inc.:

We consent to the use of our report included herein and the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Albany, New York
September 6, 2000